                                                                    EXHIBIT 99.4

CASE NAME:       KEVCO GP, INC.                                    ACCRUAL BASIS

CASE NUMBER:     401-40786-BJH-11

JUDGE:           BARBARA J. HOUSER

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS
                           --------             -----

                              FORT WORTH DIVISION
                              ----------

                            MONTHLY OPERATING REPORT

                          MONTH ENDING: MARCH 31, 2002
                                        --------------

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS - 1 THROUGH ACCRUAL BASIS - 7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE PARTY:

/s/ WILFORD W. SIMPSON                                       TREASURER
---------------------------------------             ----------------------------
Original Signature of Responsible Party                        Title

WILFORD W. SIMPSON                                         APRIL 22, 2002
---------------------------------------             ----------------------------
Printed Name of Responsible Party                               Date


PREPARER:

/s/ DENNIS S. FAULKNER                                 ACCOUNTANT FOR DEBTOR
---------------------------------------             ----------------------------
Original Signature of Preparer                                 Title

DENNIS S. FAULKNER                                         APRIL 22, 2002
---------------------------------------             ----------------------------
Printed Name of Preparer                                        Date

CASE NAME:       KEVCO GP, INC.                                ACCRUAL BASIS - 1

CASE NUMBER:     401-40786-BJH-11

COMPARATIVE BALANCE SHEET

                                                               SCHEDULED             MONTH              MONTH              MONTH
ASSETS                                                          AMOUNT              JAN-02             FEB-02             MAR-02
------                                                        -----------         ----------         ----------         ----------
1.  Unrestricted Cash
2.  Restricted Cash
3.  Total Cash                                                          0                  0                  0                  0
4.  Accounts Receivable (Net)
5.  Inventory
6.  Notes Receivable
7.  Prepaid Expenses
8.  Other (Attach List)                                                 0                  0                  0                  0
9.  Total Current Assets                                                0                  0                  0                  0
10. Property, Plant & Equipment
11. Less: Accumulated Depreciation/Depletion
12. Net Property, Plant & Equipment                                     0                  0                  0                  0
13. Due From Insiders
14. Other Assets - Net of Amortization (Attach List)                    0                  0                  0                  0
15. Other (Attach List)                                           360,837            360,837            360,837            360,837
16. Total Assets                                                  360,837            360,837            360,837            360,837

POST PETITION LIABILITIES

17. Accounts Payable
18. Taxes Payable
19. Notes Payable
20. Professional Fees
21. Secured Debt
22. Other (Attach List)                                                                    0                  0                  0
23. Total Post Petition Liabilities                                                        0                  0                  0

PRE PETITION LIABILITIES

24. Secured Debt (FOOTNOTE)                                    75,885,064         13,509,318         13,590,741         13,680,889
25. Priority Debt
26. Unsecured Debt
27. Other (Attach List)                                       128,815,071        128,791,803        128,791,803        128,791,803
28. Total Pre Petition Liabilities                            204,700,135        142,301,121        142,382,544        142,472,692
29. Total Liabilities                                         204,700,135        142,301,121        142,382,544        142,472,692

EQUITY

30. Pre Petition Owners' Equity                                                 (204,339,298)      (204,339,298)      (204,339,298)
31. Post Petition Cumulative Profit Or (Loss)
32. Direct Charges To Equity (Attach Explanation )(FOOTNOTE)                      62,399,014         62,317,591         62,227,443
33. Total Equity                                                                (141,940,284)      (142,021,707)      (142,111,855)
34. Total Liabilities and Equity                                                     360,837            360,837            360,837

This form  X  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:       KEVCO GP, INC.                                  SUPPLEMENT TO

CASE NUMBER:     401-40786-BJH-11                              ACCRUAL BASIS - 1


COMPARATIVE BALANCE SHEET

                                                        SCHEDULED          MONTH            MONTH            MONTH
ASSETS                                                   AMOUNT           JAN-02           FEB-02           MAR-02
------                                                 -----------      -----------      -----------      -----------
A.
B.
C.
D.
E.
TOTAL OTHER ASSETS -  LINE 8                                     0               0                 0                0

A.
B.
C.
D.
E.
TOTAL OTHER ASSETS NET OF AMORTIZATION -  LINE 14                0               0                 0                0

A.  Investment in Subsidiaries                             360,837         360,837           360,837          360,837
B.
C.
D.
E.
TOTAL OTHER ASSETS -  LINE 15                              360,837         360,837           360,837          360,837

POST PETITION LIABILITIES

A.
B.
C.
D.
E.
TOTAL OTHER POST PETITION LIABILITIES -  LINE 22                                 0                 0                0

PRE PETITION LIABILITIES

A.  Interco.Payables (FOOTNOTE)                            315,071         291,803           291,803          291,803
B.  10 3/8% Senior Sub. Notes                          105,000,000     105,000,000       105,000,000      105,000,000
C.  Sr. Sub. Exchangeable Notes                         23,500,000      23,500,000        23,500,000       23,500,000
D.
E.
TOTAL OTHER PRE PETITION LIABILITIES -  LINE 27        128,815,071     128,791,803       128,791,803      128,791,803

CASE NAME:       KEVCO GP, INC.                                ACCRUAL BASIS - 2

CASE NUMBER:     401-40786-BJH-11

INCOME STATEMENT
                                                  MONTH            MONTH            MONTH          QUARTER
REVENUES                                         JAN-02           FEB-02           MAR-02           TOTAL
--------                                       ----------       ----------       ----------       ----------
1.  Gross Revenues                                                                                         0
2.  Less: Returns & Discounts                                                                              0
3.  Net Revenue                                         0                0                0                0

COST OF GOODS SOLD

4.  Material                                                                                               0
5.  Direct Labor                                                                                           0
6.  Direct Overhead                                                                                        0
7.  Total Cost Of Goods Sold                            0                0                0                0
8.  Gross Profit                                        0                0                0                0

OPERATING EXPENSES

9.  Officer / Insider Compensation                                                                         0
10. Selling & Marketing                                                                                    0
11. General & Administrative                                                                               0
12. Rent & Lease                                                                                           0
13. Other (Attach List)                                                                                    0
14. Total Operating Expenses                            0                0                0                0
15. Income Before Non-Operating
    Income & Expense                                    0                0                0                0

OTHER INCOME & EXPENSES

16. Non-Operating Income (Att List)                                                                        0
17. Non-Operating Expense (Att List)                                                                       0
18. Interest Expense                                                                                       0
19. Depreciation / Depletion                                                                               0
20. Amortization                                                                                           0
21. Other (Attach List)                                                                                    0
22. Net Other Income & Expenses                         0                0                0                0

REORGANIZATION EXPENSES

23. Professional Fees                                                                                      0
24. U.S. Trustee Fees                                                                                      0
25. Other (Attach List)                                                                                    0
26. Total Reorganization Expenses                       0                0                0                0
27. Income Tax                                                                                             0
28. Net Profit (Loss)                                   0                0                0                0

This form     does  x  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:       KEVCO GP, INC.                                ACCRUAL BASIS - 3

CASE NUMBER:     401-40786-BJH-11

CASH RECEIPTS AND                                 MONTH            MONTH            MONTH          QUARTER
DISBURSEMENTS                                    JAN-02           FEB-02           MAR-02           TOTAL
-------------                                  ----------       ----------       ----------       ----------
1.  Cash - Beginning Of Month                           0                0                0                0

RECEIPTS FROM OPERATIONS

2.  Cash Sales                                                                                             0

COLLECTION OF ACCOUNTS RECEIVABLE

3.  Pre Petition                                                                                           0
4.  Post Petition                                                                                          0
5.  Total Operating Receipts                            0                0                0                0

NON-OPERATING RECEIPTS

6.  Loans & Advances (Attach List)                                                                         0
7.  Sale of Assets                                                                                         0
8.  Other (Attach List)                                                                                    0
9.  Total Non-Operating Receipts                        0                0                0                0
10. Total Receipts                                      0                0                0                0
11. Total Cash Available                                0                0                0                0

OPERATING DISBURSEMENTS

12. Net Payroll                                                                                            0
13. Payroll Taxes Paid                                                                                     0
14. Sales, Use & Other Taxes Paid                                                                          0
15. Secured / Rental / Leases                                                                              0
16. Utilities                                                                                              0
17. Insurance                                                                                              0
18. Inventory Purchases                                                                                    0
19. Vehicle Expenses                                                                                       0
20. Travel                                                                                                 0
21. Entertainment                                                                                          0
22. Repairs & Maintenance                                                                                  0
23. Supplies                                                                                               0
24. Advertising                                                                                            0
25. Other (Attach List)                                 0                0                0                0
26. Total Operating Disbursements                       0                0                0                0

REORGANIZATION DISBURSEMENTS

27. Professional Fees                                                                                      0
28. U.S. Trustee Fees                                                                                      0
29. Other (Attach List)                                 0                0                0                0
30. Total Reorganization Expenses                       0                0                0                0
31. Total Disbursements                                 0                0                0                0
32. Net Cash Flow                                       0                0                0                0
33. Cash - End of Month                                 0                0                0                0

This form     does  X  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:       KEVCO GP, INC.                                ACCRUAL BASIS - 4

CASE NUMBER:     401-40786-BJH-11

                                          SCHEDULED         MONTH         MONTH         MONTH
ACCOUNTS RECEIVABLE AGING                  AMOUNT          JAN-02        FEB-02        MAR-02
-------------------------                 ---------        ------        ------        ------
1.  0 - 30
2.  31 - 60
3.  61 - 90
4.  91 +
5.  Total Accounts Receivable                     0             0             0             0
6.  (Amount Considered Uncollectible)
7.  Accounts Receivable (Net)                     0             0             0             0

AGING OF POST PETITION                                           MONTH: MARCH-02
TAXES AND PAYABLES                                                      --------

                               0 - 30        31 - 60        61 - 90        91 +
TAXES PAYABLE                   DAYS           DAYS           DAYS         DAYS        TOTAL
-------------                  ------        -------        -------        ----        -----
1.  Federal                                                                                0
2.  State                                                                                  0
3.  Local                                                                                  0
4.  Other (Attach List)             0              0              0           0            0
5.  Total Taxes Payable             0              0              0           0            0
6.  Accounts Payable                                                                       0

STATUS OF POST PETITION TAXES                                    MONTH: MARCH-02
                                                                        --------

                                    BEGINNING         AMOUNT WITHHELD                         ENDING TAX
FEDERAL                          TAX LIABILITY *      AND/OR ACCRUED       (AMOUNT PAID)      LIABILITY
-------                          ---------------      ---------------      -------------      ----------
1.  Withholding **                                                                                     0
2.  FICA - Employee **                                                                                 0
3.  FICA - Employer **                                                                                 0
4.  Unemployment                                                                                       0
5.  Income                                                                                             0
6.  Other (Attach List)                        0                    0                  0               0
7.  Total Federal Taxes                        0                    0                  0               0

STATE AND LOCAL

8.  Withholding                                                                                        0
9.  Sales                                                                                              0
10. Excise                                                                                             0
11. Unemployment                                                                                       0
12. Real Property                                                                                      0
13. Personal Property                                                                                  0
14. Other (Attach List)                        0                    0                  0               0
15. Total State And Local                      0                    0                  0               0
16. Total Taxes                                0                    0                  0               0

 * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.

This form     does  x  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:       KEVCO GP, INC.                                ACCRUAL BASIS - 5

CASE NUMBER:     401-40786-BJH-11

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                                 MONTH: MARCH-02
                                                                        --------

BANK RECONCILIATIONS                            Account # 1            Account # 2
--------------------                          ---------------        ---------------
A.  BANK:                                                                                   Other Accounts        TOTAL
B.  ACCOUNT NUMBER:                                                                          (Attach List)
C.  PURPOSE (TYPE):
1.  Balance Per Bank Statement                                                                           0            0
2.  Add: Total Deposits Not Credited                                                                     0            0
3.  Subtract: Outstanding Checks                                                                         0            0
4.  Other Reconciling Items                                                                              0            0
5.  Month End Balance Per Books                             0                      0                     0            0
6.  Number of Last Check Written

INVESTMENT ACCOUNTS

                                               DATE             TYPE OF
BANK, ACCOUNT NAME & NUMBER                 OF PURCHASE        INSTRUMENT        PURCHASE PRICE        CURRENT VALUE
---------------------------                 -----------        ----------        --------------        -------------
7.
8.
9.
10. (Attach List)                                                                             0                    0
11. Total Investments                                                                         0                    0

CASH

12. Currency On Hand                                                                                               0
13. Total Cash - End of Month                                                                                      0

This form     does  x  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:       KEVCO GP, INC.                                ACCRUAL BASIS - 6

CASE NUMBER:     401-40786-BJH-11

                                                                 MONTH: MARCH-02
                                                                        --------

PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the Total Disbursements shown for the month, list the amount paid to Insiders (as defined in Section 101 (31) (A) - (F) of the U.S. Bankruptcy Code) and to Professionals. Also, for payments to Insiders, identify the type of compensation paid (e.g. salary, bonus, commissions, insurance, housing allowance, travel, car allowance, etc.). Attach additional sheets if necessary.

                                    INSIDERS

                                                TYPE OF        AMOUNT        TOTAL PAID
              NAME                              PAYMENT         PAID          TO DATE
              ----                              -------        ------        ----------
1.
2.
3.
4.
5.  (Attach List)                                                   0                 0
6.  Total Payments To Insiders                                      0                 0

                                  PROFESSIONALS

                                   DATE OF
                                 COURT ORDER                                                         TOTAL
                                 AUTHORIZING         AMOUNT         AMOUNT        TOTAL PAID        INCURRED
          NAME                     PAYMENT          APPROVED         PAID          TO DATE          & UNPAID *
          ----                   -----------        --------        ------        ----------        ----------
1.
2.
3.
4.
5.  (Attach List)                                          0             0                 0                 0
6.  Total Payments To
    Professionals                                          0             0                 0                 0

     * Include all fees incurred, both approved and unapproved


       POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
                              PROTECTION PAYMENTS

                                       SCHEDULED        AMOUNTS          TOTAL
                                        MONTHLY          PAID           UNPAID
                                       PAYMENTS         DURING           POST
   NAME OF CREDITOR                      DUE             MONTH         PETITION
   ----------------                    --------         -------       ----------
1.  Bank of America                                           0       13,680,889
2.
3.
4.
5.  (Attach List)                              0              0                0
6.  TOTAL                                      0              0       13,680,889

This form     does  x  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:       KEVCO GP, INC.                                ACCRUAL BASIS - 7

CASE NUMBER:     401-40786-BJH-11

                                                                 MONTH: MARCH-02
                                                                        --------

QUESTIONNAIRE

                                                                                                               YES      NO
1.  Have any Assets been sold or transferred outside the normal course of business this reporting period?               X

2.  Have any funds been disbursed from any account other than a debtor in possession account?                           X

3.  Are any Post Petition Receivables (accounts, notes, or loans) due from related parties?                             X

4.  Have any payments been made on Pre Petition Liabilities this reporting period?                                      X

5.  Have any Post Petition Loans been received by the debtor from any party?                                            X

6.  Are any Post Petition Payroll Taxes past due?                                                                       X

7.  Are any Post Petition State or Federal Income Taxes past due?                                                       X

8.  Are any Post Petition Real Estate Taxes past due?                                                                   X

9.  Are any other Post Petition Taxes past due?                                                                         X

10. Are any amounts owed to Post Petition creditors delinquent?                                                         X

11. Have any Pre Petition Taxes been paid during the reporting period?                                                  X

12. Are any wage payments past due?                                                                                     X

If the answer to any of the above questions is "Yes", provide a detailed explanation of each item. Attach additional sheets if necessary.

INSURANCE

                                                                                                               YES      NO
1.  Are Worker's Compensation, General Liability and other necessary insurance coverages in effect?             X

2.  Are all premium payments paid current?                                                                      X

3.  Please itemize policies below.

If the answer to any of the above questions is "No", or if any policies have been canceled or not renewed during this reporting period, provide an explanation below. Attach additional sheets if necessary.

Debtor has no operations.

                              INSTALLMENT PAYMENTS

 TYPE OF POLICY                     CARRIER                  PERIOD COVERED              PAYMENT AMOUNT & FREQUENCY
 --------------                     -------                  --------------              --------------------------
General Liability            Aon Risk Services               3/1/02-9/1/02                  Semi-Annual $98,598
D&O Liability                Great American Insurance        11/1/2001-10/31/2004             Annual $64,657

This form     does  x  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:       KEVCO GP, INC.                             FOOTNOTES SUPPLEMENT

CASE NUMBER:     401-40786-BJH-11                           ACCRUAL BASIS

                                                            MONTH:      MARCH-02
                                                                   -------------

ACCRUAL
BASIS
FORM
NUMBER        LINE NUMBER       FOOTNOTE / EXPLANATION
-------       -----------       ----------------------
  1                24           The direct charges to equity are due to the
  1                32           secured debt reductions pursuant to sales of
                                Kevco Manufacturing, L.P.'s operating divisions,
                                the asset sale of the South Region of Kevco
                                Distribution as well as direct cash payments.
                                The secured debt owed to Bank of America by
                                Kevco, Inc. (Case No. 401-40783-BJH-11) has been
                                guaranteed by all of its co-debtors (See
                                Footnote 1,27A); therefore, the secured debt is
                                reflected as a liability on all of the Kevco
                                entities. The charge to equity is simply an
                                adjustment to the balance sheet.

  1                27A          Intercompany payables are to co-debtors Kevco
                                Management Co. (Case No. 401-40788-BJH-11),
                                Kevco Distribution, LP (Case No. 401-40789-BJH-11),
                                Kevco Manufacturing, LP (Case No. 401-40784-BJH-11),
                                Kevco Holding, Inc. (Case No. 401-40785-BJH-11),
                                Kevco, Inc. (Case No. 401-40783-BJH-11), DCM
                                Delaware, Inc. (Case No. 401-40787-BJH-11), and
                                Kevco Components, Inc. (Case No. 401-40790-BJH-11).